Exhibit 32.1

 CERTIFICATION PURSUANT TO
 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection  with  this Quarterly  Report  on  Form 10-QSB  of  Dial  Thru
 International Corporation (the "Company") for the fiscal quarter ended January 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (this "Report"), I, John Jenkins, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. S 1350, that to my knowledge:

      (1) This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 Date: March 17, 2005               /s/ JOHN JENKINS
                                    ________________
                                    John Jenkins
                                    Chief Executive Officer